Exhibit 99.2

Supplemental Financial Information
Second Quarter 2016

Table of Contents	PRIMERICA, INC. Financial Supplement

Page

Preface, definition of Non-GAAP financial measures	3

Condensed balance sheets and reconciliation of balance sheet non-GAAP to GAAP financial measures	4

Financial results and other statistical data	5

Statements of income	6

Reconciliation of statement of income non-GAAP to GAAP financial measures	7

Segment operating results	8
Term Life Insurance segment - financial results, key statistics, and financial analysis	9-10
Investment and Savings Products segment - financial results, financial analysis, and key statistics	11-12

Investment portfolio	13-15

Five-year historical key statistics	16

This document may contain forward-looking statements and information.  Additional information and factors that could cause actual results to differ materially from any forward-looking statements or information in this document is available in our Form 10-K for the year ended December 31, 2015.

2 of 16

Preface	PRIMERICA, INC. Financial Supplement

SECOND QUARTER 2016

This document is a financial supplement to our second quarter 2016 earnings release.  It is designed to enable comprehensive analysis of our ongoing business using the same core metrics that our management utilizes in assessing our business and making strategic and operational decisions.  Throughout this document we provide financial information that is derived from our U.S. GAAP financial statements and adjusted for three different purposes, as follows:

•
Operating adjustments exclude the impact of realized investment gains and losses.  We exclude realized investment gains and losses in measuring operating revenues to eliminate period-over-period fluctuations that may obscure comparisons of operating results due to items such as the timing of recognizing gains and losses and other factors prior to an invested asset's maturity that are not directly associated with the Company's insurance operations.

•
Adjusted stockholders’ equity refers to the removal of the impact of net unrealized gains and losses on invested assets.  We exclude unrealized investment gains and losses in measuring adjusted stockholders' equity as unrealized gains and losses from the Company's invested assets are largely caused by market movements in interest rates and credit spreads that do not necessarily correlate with the cash flows we will ultimately realize when an invested asset matures or is disposed.

•
IPO coinsurance transactions adjustments relate to transactions in the first quarter of 2010, where we reinsured between 80% and 90% of our business that was in-force at year-end 2009 to entities then affiliated  with Citigroup Inc. (“Citi”) that were executed concurrent with our IPO.  We exclude amounts ceded under the IPO coinsurance transactions in measuring adjusted direct premiums and other ceded premiums to present meaningful comparisons of the actual premiums economically maintained by the Company. Amounts ceded under the IPO coinsurance transactions will continue to decline over time as policies terminate within this block of business.

Management utilizes certain non-GAAP financial measures in managing the business and believes they present relevant and meaningful analytical metrics for evaluating the ongoing business.  Reconciliations of non-GAAP to GAAP financial measures are included in this financial supplement.

Certain items throughout this supplement may not add due to rounding and as such, may not agree to other public reporting of the respective item.  Certain items throughout this supplement are noted as ‘na’ to indicate not applicable.  Certain variances are noted as ‘nm’ to indicate not meaningful.  Certain reclassifications have been made to prior-period amounts to conform to current-period reporting classifications. These reclassifications had no impact on net income or total stockholders’ equity.

3 of 16

Condensed Balance Sheets and Reconciliation of Balance Sheet Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)	Dec 31, 2014	Mar 31, 2015	Jun 30, 2015	Sep 30, 2015	Dec 31, 2015	Mar 31, 2016	Jun 30, 2016
Condensed Balance Sheets
Assets:
Investments and cash excluding securities held to maturity	$2,040,313	$2,053,392	$1,963,702	$1,924,636	$1,965,576	$1,968,419	$2,027,735
Securities held to maturity	220,000	238,000	328,000	356,000	365,220	404,860	431,000
Total investments and cash	2,260,313	2,291,392	2,291,702	2,280,636	2,330,796	2,373,279	2,458,735
Due from reinsurers	4,115,533	4,094,456	4,137,425	4,103,949	4,110,628	4,160,266	4,147,284
Deferred policy acquisition costs	1,351,180	1,377,022	1,430,508	1,465,175	1,500,259	1,559,833	1,619,236
Other assets	567,069	568,391	591,579	623,583	603,707	655,303	668,228
Separate account assets	2,440,303	2,386,265	2,324,980	2,086,598	2,063,899	2,264,108	2,311,124
Total assets	$10,734,398	$10,717,525	$10,776,195	$10,559,941	$10,609,289	$11,012,789	$11,204,606

Liabilities:
Future policy benefits	$5,264,608	$5,289,016	$5,361,580	$5,388,042	$5,431,711	$5,518,834	$5,581,043
Other policy liabilities	591,719	577,951	587,687	578,322	594,908	597,057	587,565
Income taxes	140,467	157,684	156,212	152,314	148,125	177,457	199,985
Other liabilities	410,629	402,126	384,666	397,114	416,417	418,469	422,556
Notes payable	372,187	372,278	372,369	372,460	372,552	372,643	372,735
Surplus note	219,147	237,162	327,176	355,190	364,424	404,079	430,233
Payable under securities lending	50,211	55,622	63,898	83,220	71,482	87,383	91,901
Separate account liabilities	2,440,303	2,386,265	2,324,980	2,086,598	2,063,899	2,264,108	2,311,124
Total liabilities	9,489,272	9,478,103	9,578,569	9,413,262	9,463,517	9,840,030	9,997,141
Stockholders’ equity:
Common stock ($0.01 par value) (1)	522	516	501	486	483	473	466
Paid-in capital	353,335	323,996	259,937	195,314	180,250	137,857	102,824
Retained earnings	795,741	830,624	871,440	912,749	952,804	989,685	1,040,860
Treasury stock	—	—	—	—	—	—	—
Accumulated other comprehensive income (loss), net:
Net unrealized investment gains (losses) not other-than-temporarily impaired	74,307	83,401	61,742	49,889	32,106	48,747	68,473
Net unrealized investment losses other-than-temporarily impaired	(461)	(461)	(461)	(73)	(71)	(70)	(68)
Cumulative translation adjustment	21,682	1,346	4,468	(11,684)	(19,801)	(3,933)	(5,091)
Total stockholders’ equity	1,245,126	1,239,422	1,197,626	1,146,680	1,145,772	1,172,759	1,207,465
Total liabilities and stockholders' equity	$10,734,398	$10,717,525	$10,776,195	$10,559,941	$10,609,289	$11,012,789	$11,204,606

Reconciliation of Adjusted Stockholders' Equity to Total Stockholders' Equity
Adjusted stockholders' equity	$1,171,280	$1,156,482	$1,136,345	$1,096,864	$1,113,736	$1,124,082	$1,139,060
Reconciling items:
Net unrealized investment gains (losses) not other-than-temporarily impaired	74,307	83,401	61,742	49,889	32,106	48,747	68,473
Net unrealized investment losses other-than-temporarily impaired	(461)	(461)	(461)	(73)	(71)	(70)	(68)
Total reconciling items	73,846	82,940	61,281	49,816	32,036	48,678	68,405
Total stockholders’ equity	$1,245,126	$1,239,422	$1,197,626	$1,146,680	$1,145,772	$1,172,759	$1,207,465

Adjusted Stockholders' Equity Rollforward
Balance, beginning of period	$1,216,813	$1,171,280	$1,156,482	$1,136,345	$1,096,864	$1,113,736	$1,124,082
Net Income	45,466	43,401	49,173	49,350	47,948	45,176	59,326
Shareholder dividends	(6,462)	(8,517)	(8,357)	(8,042)	(7,893)	(8,295)	(8,151)
Retirement of shares and warrants	(82,447)	(44,789)	(70,999)	(71,433)	(20,538)	(52,988)	(41,330)
Net foreign currency translation adjustment	(8,600)	(20,336)	3,121	(16,152)	(8,116)	15,867	(1,157)
Other, net	6,510	15,444	6,925	6,795	5,471	10,585	6,290
Balance, end of period	$1,171,280	$1,156,482	$1,136,345	$1,096,864	$1,113,736	$1,124,082	$1,139,060

Deferred Policy Acquisition Costs Rollforward
Balance, beginning of period	$1,321,415	$1,351,180	$1,377,022	$1,430,508	$1,465,175	$1,500,259	$1,559,833
General expenses deferred	8,171	7,953	8,554	8,396	7,951	8,443	9,138
Commission costs deferred	67,980	70,389	78,799	79,787	77,810	81,174	89,783
Amortization of deferred policy acquisition costs	(39,544)	(36,213)	(36,383)	(40,797)	(44,334)	(43,129)	(38,720)
Foreign currency impact and other, net	(6,842)	(16,287)	2,516	(12,718)	(6,343)	13,086	(798)
Balance, end of period	$1,351,180	$1,377,022	$1,430,508	$1,465,175	$1,500,259	$1,559,833	$1,619,236

(1)	Outstanding common shares exclude restricted stock units.

4 of 16

Financial Results and Other Statistical Data	PRIMERICA, INC. Financial Supplement

YOY Q2	YOY YTD
(Dollars in thousands, except per-share data)	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Change	% Change	YTD 2015	YTD 2016	$ Change	% Change
Earnings per Share
Basic earnings per share:
Weighted-average common shares and fully vested equity awards	52,642,881	51,786,679	50,081,730	49,061,165	48,549,580	47,657,649	(4,129,030)	-8.0%	52,212,414	48,103,614	(4,108,800)	-7.9%

Net income	$43,401	$49,173	$49,350	$47,948	$45,176	$59,326	$10,153	20.6%	$92,573	$104,502	$11,929	12.9%
Less income attributable to unvested participating securities	(444)	(366)	(379)	(374)	(370)	(491)	(124)	-34.0%	(814)	(861)	(47)	-5.7%
Net income used in computing basic EPS	$42,956	$48,806	$48,971	$47,574	$44,806	$58,835	$10,029	20.5%	$91,760	$103,642	$11,882	12.9%
Basic earnings per share	$0.82	$0.94	$0.98	$0.97	$0.92	$1.23	$0.29	31.0%	$1.76	$2.15	$0.40	22.6%

Net operating income	$42,566	$48,791	$49,521	$50,174	$45,680	$57,104	$8,314	17.0%	$91,357	$102,785	$11,428	12.5%
Less operating income attributable to unvested participating securities	(436)	(363)	(381)	(392)	(375)	(472)	(109)	-30.0%	(803)	(847)	(43)	-5.4%
Net operating income used in computing basic operating EPS	$42,131	$48,427	$49,140	$49,782	$45,306	$56,632	$8,205	16.9%	$90,554	$101,938	$11,384	12.6%
Basic operating income per share	$0.80	$0.94	$0.98	$1.01	$0.93	$1.19	$0.25	27.1%	$1.73	$2.12	$0.38	22.2%

Diluted earnings per share:
Weighted-average common shares and fully vested equity awards	52,642,881	51,786,679	50,081,730	49,061,165	48,549,580	47,657,649	(4,129,030)	-8.0%	52,212,414	48,103,614	(4,108,800)	-7.9%
Dilutive impact of contingently issuable shares	48,104	25,292	21,792	31,685	24,090	49,680	24,388	96.4%	36,557	36,885	328	0.9%
Shares used to calculate diluted EPS	52,690,985	51,811,971	50,103,522	49,092,850	48,573,670	47,707,329	(4,104,642)	-7.9%	52,248,971	48,140,499	(4,108,472)	-7.9%

Net income	$43,401	$49,173	$49,350	$47,948	$45,176	$59,326	$10,153	20.6%	$92,573	$104,502	$11,929	12.9%
Less income attributable to unvested participating securities	(444)	(366)	(379)	(374)	(370)	(490)	(124)	-33.9%	(813)	(860)	(47)	-5.7%
Net income used in computing diluted EPS	$42,957	$48,807	$48,971	$47,574	$44,806	$58,835	$10,029	20.5%	$91,760	$103,642	$11,882	12.9%
Diluted earnings per share	$0.82	$0.94	$0.98	$0.97	$0.92	$1.23	$0.29	30.9%	$1.76	$2.15	$0.40	22.6%

Net operating income	$42,566	$48,791	$49,521	$50,174	$45,680	$57,104	$8,314	17.0%	$91,357	$102,785	$11,428	12.5%
Less operating income attributable to unvested participating securities	(435)	(363)	(381)	(392)	(374)	(472)	(109)	-29.9%	(803)	(846)	(43)	-5.4%
Net operating income used in computing diluted operating EPS	$42,131	$48,427	$49,140	$49,782	$45,306	$56,632	$8,205	16.9%	$90,554	$101,939	$11,384	12.6%
Diluted operating income per share	$0.80	$0.93	$0.98	$1.01	$0.93	$1.19	$0.25	27.0%	$1.73	$2.12	$0.38	22.2%

Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	YOY Q2	YOY YTD
Change	% Change	YTD 2015	YTD 2016	$ Change	% Change
Annualized Return on Equity
Average stockholders' equity	$1,242,274	$1,218,524	$1,172,153	$1,146,226	$1,159,266	$1,190,112	$(28,412)	-2.3%	$1,230,399	$1,174,689	$(55,710)	-4.5%
Average adjusted stockholders' equity	$1,163,881	$1,146,414	$1,116,605	$1,105,300	$1,118,909	$1,131,571	$(14,843)	-1.3%	$1,155,147	$1,125,240	$(29,907)	-2.6%

Net income return on stockholders' equity	14.0%	16.1%	16.8%	16.7%	15.6%	19.9%	3.8%	nm	15.0%	17.8%	2.7%	nm
Net income return on adjusted stockholders' equity	14.9%	17.2%	17.7%	17.4%	16.2%	21.0%	3.8%	nm	16.0%	18.6%	2.5%	nm

Net operating income return on adjusted stockholders' equity	14.6%	17.0%	17.7%	18.2%	16.3%	20.2%	3.2%	nm	15.8%	18.3%	2.5%	nm

Capital Structure
Debt-to-capital (1)	23.1%	23.7%	24.5%	24.5%	24.1%	23.6%	-0.1%	nm	23.7%	23.6%	-0.1%	nm

Cash and invested assets to stockholders' equity	1.8	x	1.9	x	2.0	x	2.0	x	2.0	x	2.0	x	0.1	x	nm	1.9	x	2.0	x	0.1	x	nm
Cash and invested assets to adjusted stockholders' equity	2.0	x	2.0	x	2.1	x	2.1	x	2.1	x	2.2	x	0.1	x	nm	2.0	x	2.2	x	0.1	x	nm

Share count, end of period (2)	51,554,770	50,110,938	48,571,139	48,296,623	47,295,175	46,601,587	(3,509,351)	-7.0%	50,110,938	46,601,587	(3,509,351)	-7.0%
Adjusted stockholders' equity per share	$22.43	$22.68	$22.58	$23.06	$23.77	$24.44	$1.77	7.8%	$22.68	$24.44	$1.77	7.8%

Financial Strength Ratings - Primerica Life Insurance Co
Moody's	A2	A2	A2	A2	A2	A2	nm	nm	nm	nm	nm	nm
S&P	AA-	AA-	AA-	AA-	AA-	AA-	nm	nm	nm	nm	nm	nm
A.M. Best	A+	A+	A+	A+	A+	A+	nm	nm	nm	nm	nm	nm

Holding Company Senior Debt Ratings
Moody's	Baa2	Baa2	Baa2	Baa2	Baa2	Baa2	nm	nm	nm	nm	nm	nm
S&P	A-	A-	A-	A-	A-	A-	nm	nm	nm	nm	nm	nm
A.M. Best	a-	a-	a-	a-	a-	a-	nm	nm	nm	nm	nm	nm

(1)	Debt-to-capital is that of the parent company only. Capital in the debt-to-capital ratio includes stockholders' equity and the note payable.
(2)	Share count reflects outstanding common shares, including restricted shares, but excludes restricted stock units (RSUs).

5 of 16

Statements of Income	PRIMERICA, INC. Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands)	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	$ Change	% Change	YTD 2015	YTD 2016	$ Change	% Change
Statement of Income
Revenues:
Direct premiums	$577,458	$588,248	$587,882	$591,856	$597,130	$612,189	$23,941	4.1%	$1,165,707	$1,209,319	$43,613	3.7%
Ceded premiums	(397,541)	(406,854)	(393,987)	(396,838)	(395,333)	(406,683)	171	nm	(804,395)	(802,017)	2,379	0.3%
Net premiums	179,918	181,394	193,895	195,018	201,797	205,506	24,112	13.3%	361,312	407,303	45,991	12.7%
Net investment income	21,173	19,075	18,715	17,546	21,238	20,389	1,314	6.9%	40,249	41,627	1,379	3.4%
Commissions and fees:
Sales-based (1)	60,035	63,072	56,418	57,859	56,220	59,057	(4,015)	-6.4%	123,107	115,276	(7,830)	-6.4%
Asset-based (2)	56,837	59,144	58,794	57,144	55,306	59,541	397	0.7%	115,981	114,848	(1,133)	-1.0%
Account-based (3)	10,452	10,994	11,445	11,605	11,309	11,611	617	5.6%	21,447	22,920	1,473	6.9%
Other commissions and fees	5,511	5,939	5,711	6,185	5,987	6,692	753	12.7%	11,451	12,679	1,228	10.7%
Realized investment (losses) gains	1,284	597	(259)	(3,361)	(783)	3,440	2,843	nm	1,881	2,657	776	41.2%
Other, net	9,635	10,301	11,105	12,132	11,889	13,007	2,706	26.3%	19,936	24,896	4,961	24.9%
Total revenues	344,845	350,517	355,824	354,128	362,962	379,244	28,727	8.2%	695,362	742,206	46,844	6.7%
Benefits and expenses:
Benefits and claims	82,500	82,521	88,599	85,694	90,977	88,984	6,464	7.8%	165,021	179,961	14,940	9.1%
Amortization of DAC	36,213	36,383	40,797	44,334	43,129	38,720	2,337	6.4%	72,595	81,849	9,254	12.7%
Insurance commissions	3,189	4,145	4,619	4,388	4,147	4,472	327	7.9%	7,334	8,619	1,285	17.5%
Insurance expenses	34,348	28,744	30,261	29,667	33,311	33,026	4,282	14.9%	63,093	66,337	3,245	5.1%
Sales commissions:
Sales-based (1)	42,442	44,595	40,036	40,809	40,327	42,040	(2,556)	-5.7%	87,038	82,367	(4,670)	-5.4%
Asset-based (2)	23,251	24,059	24,374	23,802	23,093	24,907	849	3.5%	47,309	48,000	691	1.5%
Other sales commissions	2,764	2,845	2,991	2,925	3,222	3,199	354	12.4%	5,609	6,421	812	14.5%
Interest expense	8,676	8,642	8,718	7,471	7,173	7,178	(1,464)	-16.9%	17,318	14,350	(2,967)	-17.1%
Other operating expenses	44,652	41,759	40,475	42,644	47,370	44,838	3,079	7.4%	86,411	92,208	5,797	6.7%
Total benefits and expenses	278,036	273,692	280,871	281,735	292,749	287,364	13,672	5.0%	551,728	580,113	28,386	5.1%
Income before income taxes	66,809	76,825	74,953	72,393	70,213	91,880	15,055	19.6%	143,635	162,093	18,458	12.9%
Income taxes	23,408	27,653	25,603	24,445	25,037	32,554	4,902	17.7%	51,061	57,591	6,530	12.8%
Net income	$43,401	$49,173	$49,350	$47,948	$45,176	$59,326	$10,153	20.6%	$92,573	$104,502	$11,929	12.9%

Income Before Income Taxes by Segment
Term Life	$36,076	$44,689	$46,519	$45,925	$46,081	$58,017	$13,328	29.8%	$80,765	$104,098	$23,333	28.9%
Investment & Savings Products	35,044	37,746	34,811	38,482	31,691	36,065	(1,681)	-4.5%	72,789	67,755	(5,034)	-6.9%
Corporate & Other Distributed Products	(4,310)	(5,610)	(6,377)	(12,014)	(7,558)	(2,202)	3,408	60.7%	(9,920)	(9,760)	160	1.6%
Income before income taxes	$66,809	$76,825	$74,953	$72,393	$70,213	$91,880	$15,055	19.6%	$143,635	$162,093	$18,458	12.9%

6 of 16

Reconciliation of Statement of Income Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

							YOY Q2				YOY YTD
	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	$ Change	% Change	YTD 2015	YTD 2016	$ Change	% Change
(Dollars in thousands)
Reconciliation from Term Life Adjusted Direct Premiums to Term Life Direct Premiums
Term Life adjusted direct premiums	$237,430	$247,889	$256,026	$259,700	$267,750	$281,350	$33,461	13.5%	$485,319	$549,100	$63,780	13.1%
Premiums ceded to IPO Coinsurers	331,733	331,984	323,501	324,870	321,494	322,767	(9,217)	-2.8%	663,717	644,262	(19,455)	-2.9%
Term Life direct premiums	$569,164	$579,873	$579,527	$584,570	$589,244	$604,117	$24,244	4.2%	$1,149,036	$1,193,361	$44,325	3.9%

Reconciliation from Term Life Other Ceded Premiums to Term Life Ceded Premiums
Term Life other ceded premiums	$(63,389)	$(72,227)	$(67,939)	$(69,310)	$(71,776)	$(81,725)	$(9,498)	-13.2%	$(135,616)	$(153,501)	$(17,886)	-13.2%
Premiums ceded to IPO Coinsurers	(331,733)	(331,984)	(323,501)	(324,870)	(321,494)	(322,767)	9,217	2.8%	(663,717)	(644,262)	19,455	2.9%
Term Life ceded premiums	$(395,122)	$(404,211)	$(391,440)	$(394,179)	$(393,271)	$(404,492)	$(282)	-0.1%	$(799,333)	$(797,763)	$1,570	0.2%

Reconciliation from Operating Revenues to Total Revenues
Operating revenues	$343,560	$349,920	$356,083	$357,489	$363,745	$375,804	$25,883	7.4%	$693,481	$739,549	$46,068	6.6%
Realized investment gains/(losses)	1,284	597	(259)	(3,361)	(783)	3,440	nm	nm	1,881	2,657	nm	nm
Total revenues	$344,845	$350,517	$355,824	$354,128	$362,962	$379,244	$28,727	8.2%	$695,362	$742,206	$46,844	6.7%

Reconciliation from Operating Income Before Income Taxes to Income Before Income Taxes
Operating income before income taxes	$65,525	$76,228	$75,212	$75,754	$70,996	$88,440	$12,211	16.0%	$141,753	$159,436	$17,683	12.5%

Operating income before income taxes reconciling items:
Realized investment gains/(losses)	1,284	597	(259)	(3,361)	(783)	3,440	nm	nm	1,881	2,657	nm	nm
Total operating income before income taxes reconciling items	1,284	597	(259)	(3,361)	(783)	3,440	nm	nm	1,881	2,657	nm	nm

Income before income taxes	$66,809	$76,825	$74,953	$72,393	$70,213	$91,880	$15,055	19.6%	$143,635	$162,093	$18,458	12.9%

Reconciliation from Net Operating Income to Net Income
Net operating income	$42,566	$48,791	$49,521	$50,174	$45,680	$57,104	$8,314	17.0%	$91,357	$102,785	$11,428	12.5%

Net operating income reconciling items:
Operating income before income taxes reconciling items	1,284	597	(259)	(3,361)	(783)	3,440	nm	nm	1,881	2,657	nm	nm
Tax impact of operating income reconciling items at effective tax rate	(450)	(215)	88	1,135	279	(1,219)	nm	nm	(665)	(940)	nm	nm
Total net operating income reconciling items	834	382	(170)	(2,226)	(504)	2,221	nm	nm	1,217	1,717	nm	nm
Net income	$43,401	$49,173	$49,350	$47,948	$45,176	$59,326	$10,153	20.6%	$92,573	$104,502	$11,929	12.9%

7 of 16

Segment Operating Results	PRIMERICA, INC. Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands)	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	$ Change	% Change	YTD 2015	YTD 2016	$ Change	% Change
Term Life Insurance
Revenues:
Direct Premiums	$569,164	$579,873	$579,527	$584,570	$589,244	$604,117	$24,244	4.2%	$1,149,036	$1,193,361	$44,325	3.9%
Premiums ceded to IPO coinsurers (1)	(331,733)	(331,984)	(323,501)	(324,870)	(321,494)	(322,767)	9,217	2.8%	(663,717)	(644,262)	19,455	2.9%
Adjusted direct premiums (2)	237,430	247,889	256,026	259,700	267,750	281,350	33,461	13.5%	485,319	549,100	63,780	13.1%
Other ceded premiums (3)	(63,389)	(72,227)	(67,939)	(69,310)	(71,776)	(81,725)	(9,498)	-13.2%	(135,616)	(153,501)	(17,886)	-13.2%
Net premiums	174,042	175,662	188,087	190,390	195,973	199,625	23,963	13.6%	349,704	395,598	45,895	13.1%
Allocated net investment income	1,405	1,436	1,508	1,639	1,850	1,871	436	30.3%	2,840	3,721	880	31.0%
Other, net	6,749	7,291	7,605	8,136	8,455	9,183	1,891	25.9%	14,040	17,638	3,598	25.6%
Operating revenues	182,195	184,389	197,200	200,165	206,278	210,679	26,290	14.3%	366,584	416,957	50,373	13.7%
Benefits and expenses:
Benefits and claims	77,990	78,268	83,816	82,158	86,795	83,835	5,567	7.1%	156,258	170,630	14,372	9.2%
Amortization of DAC	35,017	32,797	37,263	42,903	41,224	36,477	3,680	11.2%	67,814	77,702	9,888	14.6%
Insurance commissions	601	1,382	1,084	1,180	968	1,094	(288)	-20.8%	1,983	2,062	79	4.0%
Insurance expenses	32,511	27,253	28,516	27,999	31,210	31,255	4,002	14.7%	59,764	62,465	2,701	4.5%
Operating benefits and expenses	146,119	139,700	150,680	154,240	160,198	152,662	12,962	9.3%	285,819	312,859	27,040	9.5%
Operating income before income taxes	$36,076	$44,689	$46,519	$45,925	$46,081	$58,017	$13,328	29.8%	$80,765	$104,098	$23,333	28.9%

Investment & Savings Products
Revenues:
Commissions and fees:
Sales-based	$60,035	$63,072	$56,418	$57,859	$56,220	$59,057	$(4,015)	-6.4%	$123,107	$115,276	$(7,830)	-6.4%
Asset-based	56,837	59,144	58,794	57,144	55,306	59,541	397	0.7%	115,981	114,848	(1,133)	-1.0%
Account-based	10,452	10,994	11,445	11,605	11,309	11,611	617	5.6%	21,447	22,920	1,473	6.9%
Other, net	1,751	1,870	2,000	2,799	2,200	2,484	614	32.8%	3,621	4,685	1,064	29.4%
Operating revenues	129,074	135,081	128,657	129,408	125,035	132,694	(2,387)	-1.8%	264,155	257,729	(6,426)	-2.4%
Benefits and expenses:
Amortization of DAC	1,201	2,901	3,299	552	1,919	1,704	(1,197)	-41.3%	4,101	3,623	(479)	-11.7%
Insurance commissions	1,971	2,182	2,957	2,731	2,631	2,884	702	32.2%	4,153	5,515	1,361	32.8%
Sales commissions:
Sales-based	42,442	44,595	40,036	40,809	40,327	42,040	(2,556)	-5.7%	87,038	82,367	(4,670)	-5.4%
Asset-based	23,251	24,059	24,374	23,802	23,093	24,907	849	3.5%	47,309	48,000	691	1.5%
Other operating expenses	25,166	23,599	23,180	23,032	25,374	25,094	1,496	6.3%	48,765	50,469	1,704	3.5%
Operating benefits and expenses	94,031	97,335	93,846	90,925	93,345	96,629	(706)	-0.7%	191,366	189,973	(1,392)	-0.7%
Operating income before income taxes	$35,044	$37,746	$34,811	$38,482	$31,691	$36,065	$(1,681)	-4.5%	$72,789	$67,755	$(5,034)	-6.9%

Corporate & Other Distributed Products
Revenues:
Direct premiums	$8,295	$8,376	$8,355	$7,286	$7,886	$8,072	$(304)	-3.6%	$16,670	$15,958	$(712)	-4.3%
Ceded premiums	(2,419)	(2,644)	(2,547)	(2,658)	(2,063)	(2,191)	453	17.1%	(5,063)	(4,254)	809	16.0%
Net premiums	5,876	5,732	5,808	4,628	5,823	5,881	149	2.6%	11,608	11,704	97	0.8%
Allocated net investment income	19,768	17,640	17,207	15,907	19,389	18,518	878	5.0%	37,408	37,906	498	1.3%
Commissions and fees:
Loans	42	43	37	40	44	43	(0)	-1.1%	85	87	1	1.7%
DebtWatchers	307	311	303	299	282	280	(31)	-10.0%	618	562	(56)	-9.1%
Prepaid Legal Services	2,468	2,494	2,527	2,579	2,650	2,739	245	9.8%	4,962	5,389	427	8.6%
Auto and Homeowners Insurance	1,770	2,096	1,841	2,201	1,757	2,231	136	6.5%	3,865	3,989	123	3.2%
Long-Term Care Insurance	534	583	558	599	713	638	55	9.4%	1,117	1,351	234	21.0%
Other sales commissions	391	412	445	466	540	762	350	84.8%	803	1,302	499	62.1%
Other, net	1,135	1,140	1,500	1,197	1,233	1,340	201	17.6%	2,275	2,574	299	13.1%
Operating revenues	32,291	30,450	30,227	27,916	32,432	32,431	1,981	6.5%	62,741	64,863	2,122	3.4%
Benefits and expenses:
Benefits and claims	4,510	4,253	4,783	3,536	4,182	5,149	896	21.1%	8,764	9,331	568	6.5%
Amortization of DAC	(5)	685	235	880	(15)	539	(146)	-21.3%	680	524	(156)	-22.9%
Insurance commissions	617	581	578	477	548	494	(87)	-15.0%	1,197	1,042	(155)	-13.0%
Insurance expenses	1,837	1,491	1,745	1,668	2,101	1,771	280	18.8%	3,329	3,872	544	16.3%
Sales commissions	2,764	2,845	2,991	2,925	3,222	3,199	354	12.4%	5,609	6,421	812	14.5%
Interest expense	8,676	8,642	8,718	7,471	7,173	7,178	(1,464)	-16.9%	17,317	14,350	(2,967)	-17.1%
Other operating expenses	19,486	18,160	17,296	19,612	21,995	19,744	1,584	8.7%	37,646	41,740	4,093	10.9%
Operating benefits and expenses	37,885	36,657	36,345	36,569	39,207	38,074	1,417	3.9%	74,542	77,281	2,738	3.7%
Operating income before income taxes	$(5,595)	$(6,207)	$(6,118)	$(8,653)	$(6,775)	$(5,642)	$564	9.1%	$(11,801)	$(12,417)	$(616)	-5.2%

(1)
Premiums ceded to IPO coinsurers - premiums ceded to IPO coinsurers under the IPO coinsurance transactions excluding any reimbursements from the IPO coinsurers on previously existing reinsurance agreements

(2)	Adjusted direct premiums - direct premiums net of premiums ceded to IPO coinsurers
(3)	Other ceded premiums - premiums ceded to non-IPO coinsurers net of any applicable reimbursements from the IPO coinsurers

8 of 16

Term Life Insurance - Financial Results and Analysis	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)							YOY Q2				YOY YTD
Term Life Insurance Operating Income Before Income Taxes	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	$ Change	% Change	YTD 2015	YTD 2016	$ Change	% Change
Revenues:
Direct Premiums	$569,164	$579,873	$579,527	$584,570	$589,244	$604,117	$24,244	4.2%	$1,149,036	$1,193,361	$44,325	3.9%
Premiums ceded to IPO coinsurers (1)	(331,733)	(331,984)	(323,501)	(324,870)	(321,494)	(322,767)	9,217	2.8%	(663,717)	(644,262)	19,455	2.9%
Adjusted direct premiums (2)	237,430	247,889	256,026	259,700	267,750	281,350	33,461	13.5%	485,319	549,100	63,780	13.1%
Other ceded premiums (3)	(63,389)	(72,227)	(67,939)	(69,310)	(71,776)	(81,725)	(9,498)	-13.2%	(135,616)	(153,501)	(17,886)	-13.2%
Net premiums	174,042	175,662	188,087	190,390	195,973	199,625	23,963	13.6%	349,704	395,598	45,895	13.1%
Allocated net investment income	1,405	1,436	1,508	1,639	1,850	1,871	436	30.3%	2,840	3,721	880	31.0%
Other, net	6,749	7,291	7,605	8,136	8,455	9,183	1,891	25.9%	14,040	17,638	3,598	25.6%
Operating revenues	182,195	184,389	197,200	200,165	206,278	210,679	26,290	14.3%	366,584	416,957	50,373	13.7%
Benefits and expenses:
Benefits and claims	77,990	78,268	83,816	82,158	86,795	83,835	5,567	7.1%	156,258	170,630	14,372	9.2%
Amortization of DAC	35,017	32,797	37,263	42,903	41,224	36,477	3,680	11.2%	67,814	77,702	9,888	14.6%
Insurance commissions	601	1,382	1,084	1,180	968	1,094	(288)	-20.8%	1,983	2,062	79	4.0%
Insurance expenses	32,511	27,253	28,516	27,999	31,210	31,255	4,002	14.7%	59,764	62,465	2,701	4.5%
Operating benefits and expenses	146,119	139,700	150,680	154,240	160,198	152,662	12,962	9.3%	285,819	312,859	27,040	9.5%
Operating income before income taxes	$36,076	$44,689	$46,519	$45,925	$46,081	$58,017	$13,328	29.8%	$80,765	$104,098	$23,333	28.9%

Total Term Life Insurance - Financial Analysis
Primary direct premiums (4)	$156,714	$167,118	$177,307	$180,664	$189,540	$202,830	$35,712	21.4%	$323,833	$392,370	$68,538	21.2%
Legacy direct premiums (5)	412,449	412,754	402,220	403,906	399,704	401,287	(11,468)	-2.8%	825,204	800,991	(24,213)	-2.9%
Total direct premiums	$569,164	$579,873	$579,527	$584,570	$589,244	$604,117	$24,244	4.2%	$1,149,036	$1,193,361	$44,325	3.9%

Premiums ceded to IPO coinsurers	$331,733	$331,984	$323,501	$324,870	$321,494	$322,767	$(9,217)	-2.8%	$663,717	$644,262	$(19,455)	-2.9%
% of Legacy direct premiums	80.4%	80.4%	80.4%	80.4%	80.4%	80.4%	nm	nm	80.4%	80.4%	nm	nm

Benefits and claims, net (6)	$141,379	$150,494	$151,755	$151,468	$158,571	$165,560	$15,065	10.0%	$291,873	$324,131	$32,258	11.1%
% of adjusted direct premiums	59.5%	60.7%	59.3%	58.3%	59.2%	58.8%	nm	nm	60.1%	59.0%	nm	nm

DAC amortization & insurance commissions	$35,619	$34,179	$38,347	$44,083	$42,193	$37,572	$3,393	9.9%	$69,798	$79,764	$9,967	14.3%
% of adjusted direct premiums	15.0%	13.8%	15.0%	17.0%	15.8%	13.4%	nm	nm	14.4%	14.5%	nm	nm

Insurance expenses, net (7)	$25,762	$19,962	$20,912	$19,863	$22,755	$22,072	$2,110	10.6%	$45,724	$44,827	$(897)	-2.0%
% of adjusted direct premiums	10.9%	8.1%	8.2%	7.6%	8.5%	7.8%	nm	nm	9.4%	8.2%	nm	nm

Total Term Life operating income before income taxes	$36,076	$44,689	$46,519	$45,925	$46,081	$58,017	$13,328	29.8%	$80,765	$104,098	$23,333	28.9%
Term Life operating margin (8)	15.2%	18.0%	18.2%	17.7%	17.2%	20.6%	nm	nm	16.6%	19.0%	nm	nm

(1)
Premiums ceded to IPO coinsurers - premiums ceded to IPO coinsurers under the IPO coinsurance transactions excluding any reimbursements from the IPO coinsurers on previously existing reinsurance agreements

(2)	Adjusted direct premiums - direct premiums net of premiums ceded to IPO coinsurers
(3)	Other ceded premiums - premiums ceded to non-IPO coinsurers net of any applicable reimbursements from the IPO coinsurers
(4)	Primary direct premiums - direct premiums not subject to the 2010 IPO coinsurance transactions
(5)	Legacy direct premiums - direct premiums subject to the 2010 IPO coinsurance transactions
(6)	Benefits and claims, net - benefits & claims net of other ceded premiums which are largely YRT
(7)	Insurance expenses, net - insurance expenses net of other net revenues
(8)	Term Life operating margin - Term Life operating income before income taxes as a percentage of adjusted direct premiums

9 of 16

Term Life Insurance - Key Statistics	PRIMERICA, INC. Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands, except as noted)	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	$ Change	% Change	YTD 2015	YTD 2016	$ Change	% Change
Key Statistics

Life-insurance licensed sales force, beginning of period	98,358	98,145	101,008	104,702	106,710	108,220	10,075	10.3%	98,358	106,710	8,352	8.5%
New life-licensed representatives	7,486	10,439	11,160	10,547	9,666	12,171	1,732	16.6%	17,925	21,837	3,912	21.8%
Non-renewal and terminated representatives	(7,699)	(7,576)	(7,466)	(8,539)	(8,156)	(8,026)	(450)	-5.9%	(15,275)	(16,182)	(907)	-5.9%
Life-insurance licensed sales force, end of period	98,145	101,008	104,702	106,710	108,220	112,365	11,357	11.2%	101,008	112,365	11,357	11.2%

Estimated annualized issued term life premium ($mills) (1):
Premium from new policies	$45.1	$55.3	$54.5	$57.4	$54.0	$63.1	$7.8	14.1%	$100.5	$117.1	$16.7	16.6%
Additions and increases in premium	12.8	14.0	13.7	14.4	14.0	15.4	1.4	10.3%	26.8	29.4	2.6	9.8%
Total estimated annualized issued term life premium	$57.9	$69.3	$68.2	$71.8	$68.0	$78.6	$9.2	13.3%	$127.3	$146.5	$19.3	15.1%

Issued term life policies	55,677	68,097	66,658	69,627	66,376	77,384	9,287	13.6%	123,774	143,760	19,986	16.1%
Estimated average annualized issued term life premium per policy (1)(2)	$811	$813	$817	$825	$814	$816	$3	0.4%	$812	$815	$3	0.4%

Term life face amount in-force, beginning of period ($mills)	$681,927	$678,517	$688,163	$689,316	$693,194	$704,632	$26,115	3.8%	$681,927	$693,194	$11,267	1.7%
Issued term life face amount (3)	17,181	20,585	20,321	21,023	19,790	23,145	2,560	12.4%	37,767	42,935	5,169	13.7%
Terminated term life face amount	(13,344)	(12,064)	(13,659)	(14,513)	(13,814)	(12,700)	(636)	-5.3%	(25,408)	(26,514)	(1,105)	-4.4%
Foreign currency impact, net	(7,247)	1,125	(5,509)	(2,632)	5,462	(321)	(1,447)	-128.6%	(6,122)	5,140	11,262	nm
Term life face amount in-force, end of period	$678,517	$688,163	$689,316	$693,194	$704,632	$714,756	$26,593	3.9%	$688,163	$714,756	$26,593	3.9%

(1)
Estimated annualized issued term life premium - estimated as average premium per $1,000 of face amounts issued on new policies and additions (before free look returns) multiplied by actual face amount issued on new policies, rider additions and face amount increases.

(2)	In whole dollars
(3)	Issued term life face amount - includes face amount on issued term life policies, additional riders added to existing policies, and face increases under increasing benefit riders

10 of 16

Investment and Savings Products - Financial Results and Financial Analysis	PRIMERICA, INC. Financial Supplement

(Dollars in thousands, except as noted)							YOY Q2				YOY YTD
Investment & Savings Products Operating Income Before Income Taxes	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	$ Change	% Change	YTD 2015	YTD 2016	$ Change	% Change
Revenues:
Commissions and fees:
Sales-based	$60,035	$63,072	$56,418	$57,859	$56,220	$59,057	$(4,015)	-6.4%	$123,107	$115,276	$(7,830)	-6.4%
Asset-based	56,837	59,144	58,794	57,144	55,306	59,541	397	0.7%	115,981	114,848	(1,133)	-1.0%
Account-based	10,452	10,994	11,445	11,605	11,309	11,611	617	5.6%	21,447	22,920	1,473	6.9%
Other, net	1,751	1,870	2,000	2,799	2,200	2,484	614	32.8%	3,621	4,685	1,064	29.4%
Operating revenues	129,074	135,081	128,657	129,408	125,035	132,694	(2,387)	-1.8%	264,155	257,729	(6,426)	-2.4%
Benefits and expenses:
Amortization of DAC	1,201	2,901	3,299	552	1,919	1,704	(1,197)	-41.3%	4,101	3,623	(479)	-11.7%
Insurance commissions	1,971	2,182	2,957	2,731	2,631	2,884	702	32.2%	4,153	5,515	1,361	32.8%
Sales commissions:
Sales-based	42,442	44,595	40,036	40,809	40,327	42,040	(2,556)	-5.7%	87,038	82,367	(4,670)	-5.4%
Asset-based	23,251	24,059	24,374	23,802	23,093	24,907	849	3.5%	47,309	48,000	691	1.5%
Other operating expenses	25,166	23,599	23,180	23,032	25,374	25,094	1,496	6.3%	48,765	50,469	1,704	3.5%
Operating benefits and expenses	94,031	97,335	93,846	90,925	93,345	96,629	(706)	-0.7%	191,366	189,973	(1,392)	-0.7%
Operating income before income taxes	$35,044	$37,746	$34,811	$38,482	$31,691	$36,065	$(1,681)	-4.5%	$72,789	$67,755	$(5,034)	-6.9%

Financial Analysis

Fees paid based on client asset values (1)	$4,674	$4,828	$4,540	$4,429	$4,298	$4,677	$(151)	-3.1%	$9,502	$8,974	$(528)	-5.6%
Fees paid based on fee-generating positions (2)	3,172	3,439	3,464	3,483	3,495	3,510	72	2.1%	6,610	7,005	395	6.0%
Other operating expenses	17,320	15,332	15,175	15,120	17,582	16,907	1,575	10.3%	32,652	34,489	1,837	5.6%
Total other operating expenses	$25,166	$23,599	$23,180	$23,032	$25,374	$25,094	$1,496	6.3%	$48,765	$50,469	$1,704	3.5%

Sales-based net revenue as % of revenue-generating sales (3)
U.S.	1.36%	1.34%	1.38%	1.38%	1.31%	1.29%	nm	nm	1.35%	1.30%	nm	nm
Canada	1.09%	1.07%	0.97%	0.96%	1.10%	1.04%	nm	nm	1.08%	1.08%	nm	nm
Total	1.32%	1.31%	1.33%	1.33%	1.28%	1.26%	nm	nm	1.31%	1.27%	nm	nm

Asset-based net revenue as % of average asset values (4)
U.S.	0.036%	0.037%	0.037%	0.036%	0.036%	0.036%	nm	nm	0.073%	0.071%	nm	nm
Canada	0.134%	0.118%	0.111%	0.146%	0.124%	0.131%	nm	nm	0.252%	0.256%	nm	nm
Total	0.053%	0.051%	0.049%	0.054%	0.050%	0.052%	nm	nm	0.103%	0.102%	nm	nm

Account-based net revenue per average fee generating position (5)(6)	$2.70	$2.68	$2.81	$2.85	$2.74	$2.81	nm	nm	$5.38	$5.54	nm	nm

(1)	Fees paid based on client asset values - administration fees on Canadian Segregated Funds and advisory fees on Managed Accounts that vary directly with client asset values
(2)	Fees paid based on fee-generating positions - recordkeeping fees that vary with the number of fee-generating positions
(3)	Sales-based net revenue - commission and fee revenue less commissions paid to the sales force based on product sales activity
(4)
Asset-based net revenue - commission and fee revenue less administration and advisory fees paid to third-party providers and commissions paid to the sales force earned based on product account values including amortization of deferred acquisition costs for segregated funds

(5)	Account-based net revenue - fee revenue less recordkeeping fees paid to third-party providers based on fee-generating positions
(6)	In whole dollars

11 of 16

Investment and Savings Products - Key Statistics	PRIMERICA, INC. Financial Supplement

(Dollars in thousands, except as noted)							YOY Q2				YOY YTD
Key Statistics	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	$ Change	% Change	YTD 2015	YTD 2016	$ Change	% Change

Product sales ($mills)
U.S. Retail Mutual Funds	$641.2	$698.7	$597.4	$620.0	$599.9	$693.2	$(5.5)	-0.8%	$1,339.8	$1,293.1	$(46.8)	-3.5%
Canada Retail Mutual Funds	214.5	170.2	158.4	158.7	209.6	159.4	(10.7)	-6.3%	384.6	369.1	(15.5)	-4.0%
Indexed Annuities	73.7	91.2	75.3	80.2	84.4	114.2	23.1	25.3%	164.8	198.6	33.8	20.5%
Variable Annuities and other	405.0	452.2	404.3	422.2	349.4	383.6	(68.6)	-15.2%	857.2	733.0	(124.1)	-14.5%
Total sales-based revenue generating product sales	1,334.3	1,412.2	1,235.4	1,281.0	1,243.3	1,350.5	(61.7)	-4.4%	2,746.4	2,593.8	(152.6)	-5.6%
Managed Accounts	66.1	72.2	57.1	51.4	45.2	55.2	(17.0)	-23.5%	138.3	100.5	(37.9)	-27.4%
Segregated Funds	114.4	82.4	74.2	76.1	87.3	63.9	(18.5)	-22.4%	196.8	151.2	(45.5)	-23.1%
Total product sales	$1,514.8	$1,566.8	$1,366.8	$1,408.6	$1,375.9	$1,469.6	$(97.1)	-6.2%	$3,081.5	$2,845.5	$(236.0)	-7.7%

Canada Retail Mutual Funds	$214.5	$170.2	$158.4	$158.7	$209.6	$159.4	$(10.7)	-6.3%	$384.6	$369.1	$(15.5)	-4.0%
Segregated Funds	114.4	82.4	74.2	76.1	87.3	63.9	(18.5)	-22.4%	196.8	151.2	(45.5)	-23.1%
Total Canada product sales	328.8	252.6	232.7	234.8	297.0	223.4	(29.2)	-11.6%	581.4	520.3	(61.0)	-10.5%
Total U.S. product sales	1,185.9	1,314.2	1,134.1	1,173.8	1,078.9	1,246.3	(67.9)	-5.2%	2,500.1	2,325.2	(175.0)	-7.0%
Total product sales	$1,514.8	$1,566.8	$1,366.8	$1,408.6	$1,375.9	$1,469.6	$(97.1)	-6.2%	$3,081.5	$2,845.5	$(236.0)	-7.7%

Client asset values, beginning of period ($mills)	$48,656	$49,195	$49,372	$45,848	$47,353	$48,174	$(1,021)	-2.1%	$48,656	$47,353	$(1,303)	-2.7%
Inflows	1,515	1,567	1,367	1,409	1,376	1,470	(97)	-6.2%	3,082	2,846	(236)	-7.7%
Outflows (1)	(1,246)	(1,267)	(1,168)	(1,163)	(1,153)	(1,222)	44	3.5%	(2,512)	(2,376)	137	5.4%
Net flows	269	300	199	245	223	247	(53)	nm	569	470	(99)	nm
Foreign currency impact, net	(734)	122	(581)	(263)	555	(32)	(154)	nm	(613)	523	1,136	nm
Change in market value, net and other (2)	1,004	(245)	(3,142)	1,523	43	983	1,228	nm	759	1,026	267	nm
Client asset values, end of period	$49,195	$49,372	$45,848	$47,353	$48,174	$49,372	$0	nm	$49,372	$49,372	$0	nm
Annualized net flows as % of beginning of period asset values	2.2%	2.4%	1.6%	2.1%	1.9%	2.1%	-0.4%	nm	2.3%	2.0%	-0.4%	nm

Average client asset values ($mills)
U.S. Retail Mutual Funds	$24,787	$25,099	$24,208	$24,008	$23,390	$24,326	$(773)	-3.1%	24,943	23,858	$(1,085)	-4.4%
Canada Retail Mutual Funds	6,035	6,177	5,808	5,593	5,478	5,963	(214)	-3.5%	6,106	5,720	(386)	-6.3%
Managed Accounts	1,446	1,526	1,532	1,567	1,582	1,680	153	10.0%	1,486	1,631	145	9.7%
Indexed Annuities	1,089	1,162	1,230	1,296	1,366	1,450	288	24.7%	1,126	1,408	282	25.1%
Variable Annuities and other	12,995	13,313	12,980	12,965	12,711	13,228	(84)	-0.6%	13,154	12,969	(184)	-1.4%
Segregated Funds	2,390	2,381	2,205	2,112	2,120	2,289	(92)	-3.9%	2,386	2,204	(181)	-7.6%
Total	$48,743	$49,658	$47,963	$47,542	$46,646	$48,936	$(722)	-1.5%	$49,200	$47,791	$(1,409)	-2.9%

Canada Retail Mutual Funds	$6,035	$6,177	$5,808	$5,593	$5,478	$5,963	$(214)	-3.5%	$6,106	$5,720	$(386)	-6.3%
Segregated Funds	2,390	2,381	2,205	2,112	2,120	2,289	(92)	-3.9%	2,386	2,204	(181)	-7.6%
Total Canada average client assets	8,425	8,558	8,014	7,705	7,597	8,252	(306)	-3.6%	8,492	7,925	(567)	-6.7%
Total U.S. average client assets	40,317	41,100	39,950	39,837	39,049	40,684	(416)	-1.0%	40,709	39,866	(843)	-2.1%
Total average client assets	$48,743	$49,658	$47,963	$47,542	$46,646	$48,936	$(722)	-1.5%	$49,200	$47,791	$(1,409)	-2.9%

Average number of fee-generating positions (thous) (3)
Recordkeeping and custodial	2,067	2,165	2,179	2,188	2,191	2,200	35	1.6%	2,116	2,196	79	3.8%
Recordkeeping only	628	657	662	664	666	684	27	4.1%	642	675	32	5.1%
Total	2,695	2,822	2,841	2,853	2,857	2,884	62	2.2%	2,758	2,870	112	4.1%

(1)
Asset value outflows - include (a) redemptions of assets, (b) sales charges on the inflow sales figures, and (c) the net flow of money market funds sold and redeemed on the company's recordkeeping platform.  The redemptions of assets must be estimated for approximately 4% of account values as these figures are not readily available.  Actual redemptions as a percentage of account values for similar known account values are used to estimate the unknown redemption values.

(2)	Change in market value, net - market value fluctuations net of fees and expenses
(3)
Fee generating positions - mutual fund positions for which we receive recording keeping fees. An individual client account may include multiple mutual fund positions. We may also receive fees earned for custodial services that we provide to clients with retirement plan accounts that hold positions in these mutual funds.

12 of 16

Investment Portfolio - Summary of Holdings	PRIMERICA, INC. Financial Supplement

	As of or for the period ended June 30, 2016
				% of Total		Avg
	Market	Amortized	Unrealized	Market	Amortized	Book	Avg
(Dollars in thousands)	Value	Cost	G/(L)	Value	Cost	Yield	Rating
Investment Portfolio by Asset Class

Cash and cash equivalents	$213,091	$213,091	$-	10.7%	11.3%

Fixed Income:
Treasury	28,786	26,948	1,837	1.4%	1.4%	2.32%	AAA
Government	156,998	145,504	11,494	7.9%	7.7%	3.99%	AA-
Tax-Exempt Municipal	3,609	3,521	88	0.2%	0.2%	3.22%	A-
Corporate	1,209,283	1,144,704	64,579	60.6%	60.5%	4.62%	BBB+
Mortgage-Backed	87,538	80,545	6,993	4.4%	4.3%	4.53%	AA+
Asset-Backed	39,162	38,718	444	2.0%	2.0%	1.70%	AA+
CMBS	104,637	100,033	4,603	5.2%	5.3%	3.16%	AAA
Private	97,705	92,529	5,176	4.9%	4.9%	4.89%	BBB
Redeemable Preferred	4,119	4,100	19	0.2%	0.2%	14.02%	BBB
Convertible	2,950	2,578	372	0.1%	0.1%	4.92%	BBB
Total Fixed Income	1,734,786	1,639,181	95,605	86.9%	86.7%	4.40%	A-

Equities:
Perpetual Preferred	17,637	15,766	1,871	0.9%	0.8%
Common Stock	18,542	12,710	5,832	0.9%	0.7%
Mutual Fund	6,756	4,826	1,930	0.3%	0.3%
Other	6,105	6,105	0	0.3%	0.3%
Total Equities	49,040	39,407	9,633	2.5%	2.1%

Total Invested Assets	$1,996,917	$1,891,679	$105,238	100.0%	100.0%

Corporate Portfolio by Sector

Energy	$142,413	$138,657	$3,756	11.8%	12.1%
Reits	131,014	123,509	7,505	10.8%	10.8%
Consumer Non Cyclical	130,345	121,028	9,317	10.8%	10.6%
Banking	128,522	124,405	4,116	10.6%	10.9%
Technology	100,269	95,906	4,363	8.3%	8.4%
Basic Industry	97,366	92,114	5,252	8.1%	8.0%
Electric	81,597	77,582	4,015	6.7%	6.8%
Insurance	77,734	71,712	6,023	6.4%	6.3%
Communications	75,860	70,112	5,748	6.3%	6.1%
Capital Goods	70,796	65,726	5,070	5.9%	5.7%
Consumer Cyclical	58,899	55,858	3,040	4.9%	4.9%
Transportation	40,171	38,291	1,880	3.3%	3.3%
Brokerage	33,330	31,259	2,071	2.8%	2.7%
Finance Companies	12,511	11,718	793	1.0%	1.0%
Natural Gas	11,043	10,426	616	0.9%	0.9%
Industrial Other	10,254	9,308	947	0.8%	0.8%
Financial Other	6,079	6,096	(17)	0.5%	0.5%
Utility Other	1,081	997	84	0.1%	0.1%
Total Corporate portfolio	$1,209,283	$1,144,704	$64,579	100.0%	100.0%

Fixed-Maturity Securities - Effective Maturity

Effective maturity
< 1 Yr.	$108,490	$107,060	$1,430	6.3%	6.5%	3.40%
1-2 Yrs.	177,661	171,389	6,272	10.2%	10.5%	4.69%
2-5 Yrs.	703,680	657,294	46,387	40.6%	40.1%	4.70%
5-10 Yrs.	692,071	656,056	36,015	39.9%	40.0%	4.16%
> 10 Yrs.	52,884	47,383	5,502	3.0%	2.9%	4.66%
Total Fixed Income	$1,734,786	$1,639,181	$95,605	100.0%	100.0%	4.40%

Duration

Fixed Income portfolio duration	4.1	years

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

13 of 16

Investment Portfolio - Quality Ratings As of June 30, 2016	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)
Investment Portfolio Quality Ratings (1)
	Amortized Cost	% of Total
Total Fixed Income portfolio:
Rating
AAA	$255,485	15.6%
AA	152,460	9.3%
A	359,201	21.9%
BBB	778,690	47.5%
Below Investment Grade	91,055	5.6%
NA	2,291	0.1%
Total Fixed Income	$1,639,181	100.0%

	Amortized Cost	% of Total		Amortized Cost	% of Total
Corporate asset class:			Private asset class:
Rating			Rating
AAA	$8,663	0.8%	AAA	$2,367	2.6%
AA	69,996	6.1%	AA	1,380	1.5%
A	308,262	26.9%	A	82,312	89.0%
BBB	683,381	59.7%	BBB	6,470	7.0%
Below Investment Grade	74,127	6.5%	Below Investment Grade	-	—
NA	275	0.0%	NA	-	—
Total Corporate	$1,144,704	100.0%	Total Private	$92,529	100.0%

CMBS asset class:			Mortgage-Backed asset class:
Rating			Rating
AAA	$95,292	95.3%	AAA	$76,209	94.6%
AA	1,219	1.2%	AA	1,682	2.1%
A	-	—	A	539	0.7%
BBB	2,304	2.3%	BBB	2,115	2.6%
Below Investment Grade	1,218	1.2%	Below Investment Grade	-	—
NA	-	—	NA	-	—
Total CMBS	$100,033	100.0%	Total Mortgage-Backed	$80,545	100.0%

Asset-Backed asset class:			Treasury & Government asset classes:
Rating			Rating
AAA	$22,824	58.9%	AAA	$51,938	30.1%
AA	4,880	12.6%	AA	72,023	41.8%
A	9,058	23.4%	A	35,531	20.6%
BBB	11	0.0%	BBB	7,110	4.1%
Below Investment Grade	221	0.6%	Below Investment Grade	5,852	3.4%
NA	1,724	4.5%	NA	-	—
Total Asset-Backed	$38,718	100.0%	Total Treasury & Government	$172,453	100.0%

NAIC Designations

1	$586,002	43.0%
2	702,065	49.3%
3	69,825	5.7%
4	16,779	1.2%
5	1,433	0.7%
6	1,105	0.1%	`
U.S. Insurer Fixed Income (2)	1,377,208	100.0%
Other (3)	301,380
Cash and cash equivalents	213,091
Total Invested Assets	$1,891,679

(1)	Ratings method for split ratings: If by 2 NRSROs, use lower of the two; if by 3 or more NRSROs, use second lowest
(2)	NAIC ratings for our U.S. insurance companies' fixed income portfolios
(3)	Other consists of assets held by our non-life companies, Canadian insurance company, and unrated equities
Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

14 of 16

Investment Portfolio - Supplemental Data and Trends	PRIMERICA, INC. Financial Supplement

							YOY Q2
(Dollars in thousands)	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	$ Change	% Change
Net Investment Income by Source
Fixed-maturity securities (available-for-sale)	$19,795	$19,551	$18,786	$19,140	$19,249	$18,377	(1,174)	-6.0%
Fixed-maturity securities (held-to-maturity)	2,475	2,707	3,772	4,094	4,154	4,605	1,898	70.1%
Equity Securities	516	503	514	526	520	502	(1)	-0.2%
Deposit asset underlying 10% reinsurance treaty	1,672	(116)	220	(1,294)	2,200	2,185	2,301	mn
Policy loans and other invested assets	359	337	354	318	330	352	15	4.5%
Cash & cash equivalents	43	47	51	87	149	199	152	mn
Total investment income	24,860	23,029	23,697	22,871	26,602	26,220	3,191	12.8%
Investment expenses	1,212	1,247	1,210	1,231	1,210	1,226	(21)	-1.7%
Interest Expense on Surplus Note	2,475	2,707	3,772	4,094	4,154	4,605	1,898	70.1%
Net investment income	$21,173	$19,075	$18,715	$17,546	$21,238	$20,389	1,314	6.9%
Fixed income book yield, end of period	4.53%	4.51%	4.54%	4.40%	4.46%	4.40%
New money yield	2.47%	2.57%	3.39%	2.26%	3.14%	2.41%

							YOY Q2
	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	% Pt Change
Fixed Income Portfolio Quality Ratings
Rating
AAA	17.3%	16.6%	16.0%	17.2%	16.7%	15.6%	-1.1%
AA	6.9%	6.5%	6.8%	7.4%	8.1%	9.3%	2.8%
A	22.4%	22.6%	22.1%	22.8%	22.5%	21.9%	-0.7%
BBB	47.8%	48.9%	49.4%	47.3%	46.3%	47.5%	-1.4%
Below Investment Grade	5.6%	5.2%	5.6%	5.3%	6.4%	5.6%	0.3%
NA	0.0%	0.0%	0.0%	0.0%	0.0%	0.1%	0.1%
Total Fixed Income	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	nm

Average rating by amortized cost	A	A	A-	A-	A-	A-	na

		As of June 30, 2016				As of June 30, 2016			As of June 30, 2016
		Market Value	Amortized Cost	Credit Rating		Market Value	Amortized Cost		Market Value	Amortized Cost
Top 25 Exposures					Foreign Exposure (1)			Government Investments (1)

1	Canada	$25,151	$23,478	AAA	Australia	$59,157	$56,268	AAA	$1,533	$1,395
2	National Rural Utilities Cooperative	11,787	10,267	A	Canada	45,881	43,454	AA	16,922	16,011
3	General Electric Co	10,153	9,548	AA+	United Kingdom	35,772	33,714	A	10,962	10,188
4	Wells Fargo & Co	9,645	9,048	A	Bermuda	15,853	15,034	BBB	5,990	5,624
5	Iberdrola SA	9,024	8,473	BBB+	Switzerland	15,262	14,994	Below Investment Grade	5,927	6,079
6	National Fuel Gas Co	8,694	8,066	BBB	France	14,982	14,010	NA	0	0
7	Province of Ontario Canada	8,644	7,926	AA-	Netherlands	14,225	13,731	Total	$41,334	$39,296
8	Anheuser-Busch InBev SA/NV	8,504	7,837	A-	Belgium	13,205	11,708
9	TransCanada Corp	8,349	7,926	A-	Germany	12,190	11,708
10	US Bancorp	8,052	7,381	A-	Ireland	12,142	10,999	Non-Government Investments (1)
11	Macquarie Group Ltd	7,719	7,313	BBB	Brazil	11,205	11,270
12	AT&T Inc	7,695	6,414	BBB+	Japan	8,031	7,696	AAA	$—	$—
13	Australia & New Zealand Banking	7,666	7,495	A+	Korea Republic Of	6,708	6,391	AA	19,760	19,002
14	Prudential Financial Inc	7,501	7,157	A	Mexico	6,246	5,824	A	79,994	75,532
15	HSBC Holdings PLC	7,480	7,215	A	Cayman Islands	4,983	5,000	BBB	162,341	152,890
16	Express Scripts Holding Co	6,911	6,529	BBB+	Emerging Markets (2)	14,849	13,968	Below Investment Grade	15,974	15,663
17	Ventas Inc	6,905	6,499	BBB+	All Other	29,102	26,995	NA	390	379
18	Ingram Micro Inc	6,805	6,668	BBB-	Total	$319,792	$302,763	Total	$278,458	$263,466
19	Republic of Korea	6,708	6,391	AA-
20	Altria Group Inc	6,676	6,565	BBB+
21	International Business Machines	6,488	6,038	AA-
22	Brookfield Asset Management Inc	6,326	6,113	A-
23	Discovery Communications Inc	6,267	5,784	BBB-
24	Berkshire Hathaway Inc	6,210	5,915	AA
25	Intel Corp	6,199	5,221	A+
Total		$211,557	$197,267

% of total fixed income portfolio		10.6%	10.4%

(1)	US$ denominated investments in issuers outside of the United States based on country of risk
(2)	Emerging markets is as defined by MSCI, Inc. which include Chile, India, Peru, Poland and South Africa
Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

15 of 16

Five-Year Historical Key Statistics	PRIMERICA, INC. Financial Supplement

(Dollars in millions)	2011	2012	2013	2014	2015	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016

Recruits	244,756	191,752	186,251	190,439	228,115	53,300	60,246	65,945	48,624	63,427	65,273

Life-insurance licensed sales force, beginning of period	94,850	91,176	92,373	95,566	98,358	98,358	98,145	101,008	104,702	106,710	108,220
New life-licensed representatives	33,711	34,425	34,155	33,832	39,632	7,486	10,439	11,160	10,547	9,666	12,171
Non-renewal and terminated representatives	(37,385)	(33,228)	(30,962)	(31,040)	(31,280)	(7,699)	(7,576)	(7,466)	(8,539)	(8,156)	(8,026)
Life-insurance licensed sales force, end of period	91,176	92,373	95,566	98,358	106,710	98,145	101,008	104,702	106,710	108,220	112,365

Issued term life policies	237,535	222,558	214,617	220,984	260,059	55,677	68,097	66,658	69,627	66,376	77,384

Issued term life face amount	$73,146	$68,053	$67,783	$69,574	$79,111	$17,181	$20,585	$20,321	$21,023	$19,790	$23,145

Term life face amount in force, beginning of period	$656,791	$664,955	$670,412	$674,868	$681,927	$681,927	$678,517	$688,163	$689,316	$693,194	$704,632
Issued term life face amount	73,146	68,053	67,783	69,574	79,111	17,181	20,585	20,321	21,023	19,790	23,145
Terminated term life face amount	(66,951)	(61,593)	(57,730)	(54,962)	(53,580)	(13,344)	(12,064)	(13,659)	(14,513)	(13,814)	(12,700)
Foreign currency impact, net	1,970	(1,003)	(5,596)	(7,553)	(14,263)	(7,247)	1,125	(5,509)	(2,632)	5,462	(321)
Term life face amount in force, end of period	$664,955	$670,412	$674,868	$681,927	$693,194	$678,517	$688,163	$689,316	$693,194	$704,632	$714,756

Estimated annualized issued term life premium
Premium from new policies	$187.6	$176.1	$173.5	$179.8	$212.4	$45.1	$55.3	$54.5	$57.4	$54.0	$63.1
Additions and increases in premium	44.9	45.5	48.6	51.6	54.9	12.8	14.0	13.7	14.4	14.0	15.4
Total estimated annualized issued term life premium	$232.5	$221.5	$222.1	$231.4	$267.3	$57.9	$69.3	$68.2	$71.8	$68.0	$78.6

Investment & Savings product sales	$4,265.1	$4,712.2	$5,208.8	$5,682.3	$5,856.8	$1,514.8	$1,566.8	$1,366.8	$1,408.6	$1,375.9	$1,469.6

Investment & Savings average client asset values	$34,870	$35,904	$41,035	$46,936	$48,477	$48,743	$49,658	$47,963	$47,542	$46,646	$48,936

16 of 16